EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The following statement is provided by the undersigned to accompany the Report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the Form 10-Q fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Coinmach Corporation.



/s/ Stephen R. Kerrigan                             /s/ Robert M. Doyle
----------------------------                        ------------------------
Stephen R. Kerrigan                                 Robert M. Doyle
Chief Executive Officer                             Chief Financial Officer
Coinmach Corporation                                Coinmach Corporation